UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 10, 2013

Date of Report (Date of earliest event reported)

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

NEVADA	001-31791	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 Peachtree Industrial Blvd., Suite 240

Norcross, GA 30071

(Address of principal executive offices) (Zip Code)

(678) 620-3186

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 10, 2013, Galectin Therapeutics Inc. issued a press release (the “Release”) containing financial information regarding its results of operations and financial condition for the three months ended March 31, 2013. Exhibit 99.1 hereto, which is being furnished and not filed herewith, contains the text of the Release.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued May 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALECTIN THERAPEUTICS INC.

By:	/s/ Thomas A. McGauley
Thomas A. McGauley Chief Financial Officer

Date: May 10, 2013